POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments
July 31, 2026
(Unaudited)
	Par Value	Value
CORPORATE BONDS† — 45.1%
Consumer Discretionary Products — 6.2%
Dexko Global, Inc., 7.50%, 4/15/32(a)	$2,116,650	$ 1,762,365
Realtruck Group, Inc., 6.25%, PIK, 7/31/31(a)(b)	1,591,350	278,984
		2,041,349
Consumer Discretionary Services — 8.7%
Fertitta Entertainment, LLC, 6.75%, 1/15/30(a)	1,360,000	1,335,551
Jacobs Entertainment, Inc., 6.75%, 2/15/29(a)	320,000	314,000
Penn Entertainment, Inc., 6.75%, 4/1/31(a)	750,000	752,792
Scientific Games Holdings LP, 6.625%, 3/1/30(a)	600,000	484,115
		2,886,458
Health Care Services — 2.4%
APM West-Star Intermediate LLC, Tranche A, 3.715% (SOFR+650 bps), 7/25/30(c)(d)(e)	594,990	594,990
APM West-Star Intermediate LLC, Tranche B, 13.00%, PIK, 7/25/30(b)(d)(e)	185,077	185,077
		780,067
Industrial Products — 1.6%
Madison IAQ, LLC, 5.875%, 6/30/29(a)	533,000	533,020
Industrial Services — 3.1%
Colca Capital, 15.50%, 5/23/30(d)(e)	840,000	840,000
GB AIT Buyer, Inc., 8.75%, 4/30/34(a)	190,000	188,548
		1,028,548
Insurance — 1.1%
HUB International Ltd., 7.375%, 1/31/32(a)	350,000	357,893
Materials — 17.8%
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)(d)(e)(f)(g)	3,189,000	2,363,687
Northwest Acquisitions ULC, 7.125%, 11/1/22(a)(d)(e)(f)(g)	402,000	—
Polished Metals Limited LLC, 9.00% (SOFR+900 bps ), PIK, 3/31/31(b)(d)(e)	1,890,000	1,890,000
	Par Value	Value
CORPORATE BONDS — (Continued)
Materials — (Continued)
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(a)	$660,000	$ 660,000
Specialty Steel Holdings, Inc., 12.00%, 11/15/33(d)(e)	990,000	990,000
		5,903,687
Media — 0.3%
McGraw-Hill Education, Inc., 8.00%, 8/1/29(a)	100,000	99,173
Oil & Gas — 0.6%
Hilcorp Energy I LP, 7.25%, 2/15/35(a)	210,000	208,247
Software & Technology Services — 3.3%
AthenaHealth Group, Inc., 6.50%, 2/15/30(a)	800,000	772,271
CoreWeave, Inc., 9.25%, 6/1/30(a)	140,000	130,918
CoreWeave, Inc., 9.00%, 2/1/31(a)	220,000	198,530
		1,101,719
TOTAL CORPORATE BONDS (Cost $16,473,757)		14,940,161
SENIOR LOANS† — 36.5%
Financial Services — 5.0%
First Eagle Holdings, Inc., Initial Term Loan, 7.232% (SOFR +350 bps), 8/16/32(c)(h)	1,104,865	1,104,743
Saothair T Bailey Acquisition, LLC, Term Loan A, 10.696% (SOFR +700 bps), 12/16/29(c)(d)(e)	566,422	566,422
		1,671,165
Health Care — 6.8%
CVET Midco 2 LP, Initial Term Loan, 8.732% (SOFR +500 bps), 10/13/29(c)	1,917,920	1,858,848
EyeCare Partners, LLC, Tranche B Term Loan, 4.834% (SOFR +110 bps), PIK, 11/30/28(b)(c)	825,881	393,533
EyeCare Partners, LLC, Tranche C Term Loan, 10.584% (SOFR +685 bps), PIK, 11/30/28(b)(c)(e)	69,585	11,250
		2,263,631
Industrial Products — 0.0%
Dynamo Us Bidco, Inc., Term Loan B1, 6.981% (SOFR +325 bps), 9/30/31(c)	19,950	19,252

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Continued)
July 31, 2026
(Unaudited)
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Services — 2.9%
DG Investment Intermediate Holdings 2, Inc., 2025 Refinancing Term Loan, 9.231% (SOFR +550 bps), 7/29/33(c)	$490,000	$ 494,900
Infinite Bidco, LLC, Second Lien Initial Term Loan, 11.084% (SOFR +726 bps), 3/2/29(c)	474,202	465,903
		960,803
Materials — 12.9%
Arctic Canadian Diamond Company Ltd., Second Lien Term Loan, 4.286% (CORRA +200 bps), PIK, 12/19/33(b)(c)(d)	98,094	10
Aruba Investments Holdings, LLC, Second Lien Initial Term Loan, 11.516% (SOFR +785 bps), 11/24/28(c)(d)	2,150,000	1,538,970
Ineos US Finance, LLC, New 2031 Dollar Term Loan, 6.731% (SOFR +300 bps), 2/7/31(c)(i)	199,492	185,404
IPS/CP Iris Holdco, Initial Term Loan, 10.731% (SOFR +700 bps), 10/27/33(c)(e)	1,020,000	969,000
Plastic Partitions Buyer, First Lien Term Loan, 12.00%, 12/20/30(d)(e)	1,457,680	1,457,680
RLG Holdings, LLC, Second Lien Closing Date Initial Term Loan, 11.584% (SOFR +776 bps), 7/6/29(c)(e)	454,443	109,067
		4,260,131
Media — 5.1%
MH Sub I, LLC, Second Lien Term Loan, 9.981% (SOFR +625 bps), 2/23/29(c)	1,779,974	1,685,297
Sterling Entertainment Enterprises, LLC, 2025 Notes, Second Lien, 17.75% (17.75% Cash / 100% PIK), Senior Loans, 4/16/31(b)(d)(e)(g)	1,380,413	138
		1,685,435
Software & Technology Services — 0.2%
CoreWeave Compute Acquisition Co. IV, LLC., Additional Delayed Draw Term Loan, 11/15/31(c)(h)	56,361	56,220
	Par Value	Value
SENIOR LOANS — (Continued)
Technology Hardware & Semiconductors — 3.6%
Altar Bidco, Inc., Second Lien Initial Term Loan, 9.11% (SOFR +560 bps), 2/1/30(c)	$1,240,000	$ 1,194,281
TOTAL SENIOR LOANS (Cost $14,690,887)		12,110,918
ASSET-BACKED SECURITIES — 9.7%
Balboa Bay Loan Funding Ltd., 2023-1A, ERR, 9.129% (SOFR + 540 bps), 4/20/36(a)(c)	1,000,000	984,361
BBAM US CLO III Ltd., Ser 2023-3A, Class DR, 2023-3A, DR, 8.953% (SOFR + 520bps), 10/15/38(a)(c)	850,000	832,333
RR 26 Ltd., 2023-26A, DR, 8.153% (SOFR + 440 bps), 4/15/38(a)(c)	1,000,000	982,560
Trinitas CLO XXI Ltd., Ser 2022-21A, Class ER, 2022-21A, ER, 9.229% (SOFR + 550bps), 4/20/38(a)(c)	420,000	402,665
TOTAL ASSET-BACKED SECURITIES (Cost $3,264,382)		3,201,919
	Number of Shares
COMMON STOCKS† — 2.4%
Industrial Products — 0.5%
Utex Industries, Inc.(d)(e)*	2,718	151,528
Materials — 1.9%
Arctic Canadian Diamond Co. Ltd.(d)(e)*	134	4,659
Burgundy Diamond Mines Ltd.(d)(e)*	242,800	—
Specialty Steel Holdings, Inc.(d)(e)*	6	625,935
		630,594
TOTAL COMMON STOCKS (Cost $1,137,115)		782,122
PREFERRED STOCKS† — 2.1%
Consumer Discretionary Services — 2.1%
Learning Care Group P/S(d)(e)*	397	707,057
TOTAL PREFERRED STOCKS (Cost $435,930)		707,057

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Concluded)
July 31, 2026
(Unaudited)
	Par Value	Value
WARRANTS† — 0.0%
Consumer Discretionary Services — 0.0%
Learning Care Group Warrant, Strike Price: $0.00, 3/13/30(d)(e)*	$117	$ —
TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS - 95.8% (Cost $36,002,071)		31,742,177
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.2%		1,386,150
NET ASSETS - 100.0%		$33,128,327

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At July 31, 2026, these securities amounted to $13,642,013 or 41.18% of net assets.
(b)	Payment-in-kind (“PIK”) security which may pay interest in the form of additional principal amount.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(d)	Security is fair valued by the Adviser, in its role as valuation designee, in accordance with the policies established by the Board of Trustees.
(e)	Security is deemed illiquid at July 31, 2026.
(f)	Security is currently in default.
(g)	Security deemed to be restricted as of July 31, 2026. As of July 31, 2026, the fair value of restricted securities in the aggregate was $2,363,825, representing 7.14% of the Fund’s net assets. Additional information on restricted securities can be found in Note A.
(h)	As of July 31, 2026, the Fund had an unfunded loan commitment of $261,657 with this borrower, which could be extended at the option of the borrower. The unfunded loan commitment, which is not included in the Schedule of Investments and payable for investments purchased, had a market value and unrealized gain of $263,017 and $1,360, respectively.
(i)	All or a portion of this Senior Loan will settle after July 31, 2026, at which time the interest rate will be determined. Rates shown, if any, are for the settled portion.
†	The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System.
*	Non-income producing.
CLO	Collateralized Loan Obligation
CORRA	Canadian Overnight Repo Rate Average
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment In Kind
SOFR	Secured Overnight Financing Rate

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments
July 31, 2026
(Unaudited)
A. Portfolio Valuation:
The Polen Credit Opportunities Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s fixed income securities and floating rate loans are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Securities that do not have a readily available current market value are valued by the Fund’s investment adviser, Polen Capital Credit, LLC (“Polen Credit" or the “Adviser”), as “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and determine whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
• Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund had the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment;
• Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 — Valuations based on significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The valuations for corporate bonds and senior loans are typically the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third-party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments (Continued)
July 31, 2026
(Unaudited)
The following is a summary of the inputs used, as of July 31, 2026, in valuing the Fund's investments carried at fair value:
	Total Value at 07/31/26	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Corporate Bonds
Materials	$5,903,687	$—	$660,000	$5,243,687
Consumer Discretionary Services	2,886,458	—	2,886,458	—
Consumer Discretionary Products	2,041,349	—	2,041,349	—
Software & Technology Services	1,101,719	—	1,101,719	—
Industrial Services	1,028,548	—	188,548	840,000
Health Care Services	780,067	—	—	780,067
Industrial Products	533,020	—	533,020	—
Insurance	357,893	—	357,893	—
Oil & Gas	208,247	—	208,247	—
Media	99,173	—	99,173	—
Senior Loans
Materials	4,260,131	—	1,263,471	2,996,660
Health Care	2,263,631	—	2,263,631	—
Media	1,685,435	—	1,685,297	138
Financial Services	1,671,165	—	1,104,743	566,422
Technology Hardware & Semiconductors	1,194,281	—	1,194,281	—
Industrial Services	960,803	—	960,803	—
Software & Technology Services	56,220	—	56,220	—
Industrial Products	19,252	—	19,252	—
Asset-Backed Securities	3,201,919	—	3,201,919	—
Common Stocks
Materials	630,594	—	—	630,594
Industrial Products	151,528	—	—	151,528
Preferred Stocks
Consumer Discretionary Services	707,057	—	—	707,057
Warrants
Consumer Discretionary Services	—	—	—	—*
Total Assets	$31,742,177	$—	$19,826,024	$11,916,153

*	Current value is $0.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments (Concluded)
July 31, 2026
(Unaudited)
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund has an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
For the period ended July 31, 2026, there were no transfers in or out of Level 3.
Restricted Securities — Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act . It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.
The securities listed below are restricted from resale as of July 31, 2026:
	Security Type	Acquisition Date	Cost	Value
Baffinland Iron Mines Corp.*	Corporate Bonds	06/02/2020	$3,189,000	$2,363,687
Northwest Acquisitions ULC*	Corporate Bonds	09/26/2019	320,265	—
Sterling Entertainment Enterprises, LLC*	Senior Loans	12/27/2017	1,267,315	138
				$2,363,825

*	The Fund commenced investment operations on August 28, 2023. Simultaneous with the commencement of the Fund’s investment operations, Polen DDJ Strategic Income Plus Fund, L.P. (the “Predecessor Fund”), a Delaware limited partnership, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund. The acquisition date listed is the original acquisition date by the Predecessor Fund.
Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.
For more information with regard to significant accounting policies, see the Fund’s most recent semi-annual or annual report filed with the Securities and Exchange Commission.